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                 NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

          SUPPLEMENT TO MULTI-CLASS PROSPECTUS DATED AUGUST 1, 2005 & STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2005


                              DECEMBER 29, 2005

CHANGE IN FUND NAME:

Effective January 1, 2006, the U.S. Mini Cap Growth Fund changes its name to the U.S. Micro Cap Fund in order to better reflect its historical investment strategy of investing in companies with market capitalizations generally below $750 million. The Fund invests in securities of companies with market capitalizations corresponding to the Russell MicroCap Index (as measured at the time of purchase) comprised of securities of issuers with market capitalizations ranging from $54 billion to $560 billion as of July 2005.